Exhibit 99.3
SUPPLEMENTAL INFORMATION
Three Months Ended June 30, 2009
Dollars in thousands, except per share data, unless otherwise disclosed
Furnished as of August 10, 2009
(Unaudited)
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Gabrielle M. Andrés at 615.269.8471 or gandres@healthcarerealty.com.
In addition to the historical information contained within, the matters discussed in this report may contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2008 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this report. The Company disclaims any obligation to update these estimates, assumptions and other forward-looking material.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended June 30, 2009	Page 1 of 9

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended June 30, 2009	Page 2 of 9

(1)	CORPORATE INFORMATION
A)	Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
B)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number

Common Stock	NYSE	HR	421946104
Senior Notes due 2011	OTC	HR	421946AF4
Senior Notes due 2014	OTC	HR	421946AF1
C)	Web Site: www.healthcarerealty.com

D)	Executive Officers:
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Executive Vice President and General Counsel
Scott W. Holmes, Executive Vice President and Chief Financial Officer
B. Douglas Whitman, II, Executive Vice President and Chief Operating Officer
E)	Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D., Retired Chief Executive Officer, Piedmont Clinic
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
Marliese E. Mooney, Independent Healthcare Consultant
Edwin B. Morris III, Managing Director, Morris & Morse Company Inc.
J. Knox Singleton, President and Chief Executive Officer, Inova Health Systems
Bruce D. Sullivan, Retired Audit Partner, Ernst & Young LLP
Dan S. Wilford, Retired President and Chief Executive Officer, Memorial Hermann Healthcare System
F)	Professional Affiliations:
Independent Registered Public Accounting Firm
BDO Seidman, LLP
414 Union Street, Suite 1800
Nashville, TN 37219
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 1.800.733.5001
G)	Dividend Reinvestment Plan:
Through the Company’s transfer agent, Computershare, named shareholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1.800.733.5001. Information may also be obtained at the transfer agent’s website, www.computershare.com.
H)	Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1.800.733.5001.
I)	Investor Relations:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Gabrielle M. Andrés
Phone: 615.269.8471
Fax: 615.269.8461
E-mail: gandres@healthcarerealty.com

Healthcare Realty Trust Incorporated	Page 3 of 9
Supplemental Information
Three Months Ended June 30, 2009

(2)	CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2009	2008
ASSETS

Real estate properties:
Land	$113,003	$107,555
Buildings, improvements, and lease intangibles	1,853,887	1,792,402
Personal property	17,242	16,985
Construction in progress	126,429	84,782

	2,110,561	2,001,724
Less accumulated depreciation	(407,297)	(367,360)

Total real estate properties, net	1,703,264	1,634,364

Cash and cash equivalents	4,707	4,138

Mortgage notes receivable	57,022	59,001

Assets held for sale and discontinued operations, net	1,377	90,233

Other assets, net	78,215	77,044

Total assets	$1,844,585	$1,864,780

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Notes and bonds payable	$962,934	$940,186

Accounts payable and accrued liabilities	44,421	45,937

Liabilities held for sale and discontinued operations	17	32,821

Other liabilities	45,859	49,589

Total liabilities	1,053,231	1,068,533

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $.01 par value; 150,000,000 shares authorized; 59,354,883 and 59,246,284 shares issued and outstanding at June 30, 2009 and December 31, 2008, respectively	594	592

Additional paid-in capital	1,493,182	1,490,535

Accumulated other comprehensive loss	(6,461)	(6,461)

Cumulative net income	774,491	736,874

Cumulative dividends	(1,472,398)	(1,426,720)

Total stockholders’ equity	789,408	794,820

Noncontrolling interests	1,946	1,427

Total equity	791,354	796,247

Total liabilities and stockholders’ equity	$1,844,585	$1,864,780

Healthcare Realty Trust Incorporated	Page 4 of 9
Supplemental Information
Three Months Ended June 30, 2009

(3)	INVESTMENT PROGRESSION
A)	Construction in Progress

		Three		Six
	Number of	Months Ended	Number of	Months Ended
	Properties	June 30, 2009	Properties	June 30, 2009

Balance at beginning of period	4	$105,842	4	$84,782

Fundings on projects in existence at the beginning of the period	—	20,587	—	41,647

Completions	0	0	0	0

Balance at end of period	4	$126,429	4	$126,429

B)	Real Estate Properties

		Three		Six
	Number of	Months Ended	Number of	Months Ended
	Properties	June 30, 2009	Properties	June 30, 2009

Balance at beginning of period	195	$1,979,107	188	$1,916,942

Acquisitions	0	0	2	31,168

Additions/Improvements	0	8,401	0	15,454

Completions (CIP)	0	0	0	0

Reclassified assets previously held for sale to held for use	0	0	5	23,944

Dispositions (1)	(1)	(3,376)	(1)	(3,376)

Balance at end of period	194	$1,984,132	194	$1,984,132

C)	Mortgage Notes Receivable

		Three		Six
	Number of	Months Ended	Number of	Months Ended
	Investments	June 30, 2009	Investments	June 30, 2009

Balance at beginning of period	4	$53,295	4	$59,001

Fundings of new mortgages	0	0	0	0

Fundings on mortgages in existence at the beginning of the period	0	3,767	0	7,217

Principal reductions	0	(33)	0	(33)

Principal reductions due to acquisition	0	0	0	(9,152)

Scheduled principal payments	0	(7)	0	(11)

Balance at end of period	4	$57,022	4	$57,022

D)	Unconsolidated Joint Ventures

		Three		Six
	Number of	Months Ended	Number of	Months Ended
	Investments	June 30, 2009	Investments	June 30, 2009

Balance at beginning of period	1	$1,082	2	$2,784

Equity in income (losses) recognized during the period	0	0	0	(2)

Acquisition of remaining equity interest in joint venture	0	0	(1)	(1,700)

Investment in preferred interest in joint venture	0	149	0	149

Balance at end of period	1	$1,231	1	$1,231

(1)	During the second quarter of 2009, the Company sold an ambulatory care/surgery center in Florida, which had not been previously classified as held for sale.

Healthcare Realty Trust Incorporated	Page 5 of 9
Supplemental Information
Three Months Ended June 30, 2009

(4)	INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

		Medical Office/Outpatient
		Medical	Physician	Ambulatory	Specialty	Specialty
		Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other		% of
		(MOB)	(PC)	(ASC)	(SOP)	(SIP) (2)	(OTH)	Total	Total

Master Leases
1	Alabama		$17,660		$2,698	$17,722	$9,493	$47,573	2.2%
2	Arkansas				3,055			3,055	0.1%
3	California		8,363			12,688		21,051	1.0%
4	Florida	$17,441	33,768	$6,144	3,411	11,703		72,467	3.3%
5	Georgia	7,817	2,683	3,133				13,633	0.6%
6	Illinois	11,939		1,552				13,491	0.6%
7	Iowa	35,468	1,801		2,156			39,425	1.8%
8	Indiana		21,597			43,406	3,790	68,793	3.2%
9	Massachusetts		12,035					12,035	0.6%
10	Michigan						13,105	13,105	0.6%
11	Missouri			5,208				5,208	0.2%
12	Nevada	8,051						8,051	0.4%
13	Pennsylvania					113,867		113,867	5.2%
14	Tennessee						7,711	7,711	0.4%
15	Texas		1,976	17,314		19,225		38,515	1.8%
16	Virginia	30,963	30,919		2,166		11,082	75,130	3.5%
17	Washington	19,463						19,463	0.9%

	Master Leases	$131,142	$130,802	$33,351	$13,486	$218,611	$45,181	$572,573	26.4%

		(3) Normalized same facility NOI growth for Master Leases (2Q2009 vs. 2Q2008):							3.2%

Operating Properties
1	Arizona	67,971	1,960					69,931	3.2%
2	California	62,968		38,394				101,362	4.7%
3	Colorado	22,974						22,974	1.1%
4	District of Columbia	29,990						29,990	1.4%
5	Florida	116,941	21,432					138,373	6.4%
6	Hawaii	70,576						70,576	3.3%
7	Illinois	38,509						38,509	1.8%
8	Indiana	27,949						27,949	1.3%
9	Kansas	13,661						13,661	0.6%
10	Louisiana	11,695						11,695	0.5%
11	Maryland	15,794						15,794	0.7%
12	Michigan	22,714						22,714	1.0%
13	Mississippi	7,830						7,830	0.4%
14	Missouri	20,368			16,370			36,738	1.7%
15	Nevada			3,801				3,801	0.2%
16	North Carolina	140,894						140,894	6.4%
17	Oregon	20,499						20,499	0.9%
18	Pennsylvania	10,798						10,798	0.5%
19	South Carolina	10,953						10,953	0.5%
20	Tennessee	166,515	2,336					168,851	7.8%
21	Texas	460,654	17,457	24,537				502,648	23.2%
22	Washington	39,597						39,597	1.8%

	Operating Properties	$1,379,850	$43,185	$66,732	$16,370	$—	$—	$1,506,137	69.4%

		(3) Normalized same facility NOI growth for Operating Properties (2Q2009 vs. 2Q2008):							2.4%

Land Held for Development								17,301	0.8%
Corporate Property								14,550	0.7%

	Total Equity Investments	$1,510,992	$173,987	$100,083	$29,856	$218,611	$45,181	$2,110,561	97.3%

	Average Age of Facility (years)	20	21	22	15	21	32	20

	2Q 2009 Economic Occupancy (4)	84%	95%	87%	83%	100%	90%	87%

	2Q 2009 Stabilized Occupancy (4)	90%	95%	87%	83%	100%	90%	91%

Mortgage Investments		29,243	16,834	10,945				57,022	2.6%

	Mortgage Investments	$29,243	$16,834	$10,945	$—	$—	$—	$57,022	2.6%

Unconsolidated Joint Ventures
	Utah						1,231	1,231	0.1%

	Joint Venture Investments	$—	$—	$—	$—	$—	$1,231	$1,231	0.1%

	Total Investments	$1,540,235	$190,821	$111,028	$29,856	$218,611	$46,412	$2,168,814	100.0%

	Percent of $ Invested	72.1%	8.9%	5.2%	1.4%	10.1%	2.2%	100.0%

	Number of Investments	129	33	11	7	12	11	203

(1)	Excludes assets held for sale.

(2)	The Company’s inpatient rehabilitation facilities (included in SIP) have EBITDARM coverages of approximately 2.5 to 3.0 times.

(3)	The ‘same facility’ portfolio includes those properties that were in operation for the full quarter and for the full corresponding quarter of the prior year. The normalized same facility NOI growth rate in the portfolio is not representative of the entire portfolio. “Normalized” means adjusted for items that would otherwise prohibit a meaningful comparison of NOI for the two periods. Approximately 77% of the Company’s owned real estate portfolio is included in the calculation of the ‘same facility’ NOI growth.

(4)	The economic and stabilized occupancies assume that properties under a Property Operating Agreement or Master Lease Agreement have 100% economic occupancy. The stabilized occupancies exclude the seven development properties currently in lease-up that were placed in service in the last 24 months. The average underlying tenant occupancy of the eight properties under Property Operating Agreements, as directed by the respective sponsor, was approximately 61%.

Healthcare Realty Trust Incorporated	Page 6 of 9
Supplemental Information
Three Months Ended June 30, 2009

(5)	DEVELOPMENT PROPERTIES
CONSTRUCTION IN PROGRESS

	Estimated				CIP at	Estimated	Estimated	Estimated
	Completion	Property		Approximate	June 30,	Remaining	Total	Stabilization
State	Date	Type	Properties	Square Feet	2009	Fundings	Investment	Date

Under construction:
Texas	3Q 2009	MOB	1	135,000	$27,991	$5,009	$33,000	4Q 2011
Illinois	4Q 2009	MOB	1	100,000	15,418	10,982	26,400	4Q 2011
Texas	4Q 2009	MOB	1	120,000	19,223	9,377	28,600	3Q 2012
Hawaii	2Q 2010	MOB	1	133,000	46,496	39,504	86,000	2Q 2013

Land held for development:
Texas					9,184
Texas					8,117

			4	488,000	$126,429	$64,872	$174,000

STABILIZATION IN PROGRESS

		Date			Investment at	Estimated			Estimated
	Number of	Transferred	Property	Square	June 30,	Total	2Q 2009		Stabilization
State	Properties	from CIP	Type	Feet	2009	Investment	NOI	Leased	Date

Texas	1	1Q 2007	MOB	171,033	$23,476	$32,300	$204	62%	2Q 2010
Texas	1	2Q 2007	MOB	73,324	11,214	11,900	58	66%	1Q 2010
Texas	1	1Q 2008	MOB	140,221	21,740	24,900	204	51%	2Q 2011
Colorado	2	3Q 2008	MOB	161,099	22,974	27,400	(277)	13%	4Q 2011
Arizona	2	4Q 2008	MOB	180,256	36,715	42,700	(215)	0%	4Q 2011

				725,933	$116,119	$139,200	$(26)

Healthcare Realty Trust Incorporated	Page 7 of 9
Supplemental Information
Three Months Ended June 30, 2009

(6)	SQUARE FEET OWNED AND/OR MANAGED (1)
A)	By Geographic Location

		Number of Properties			Owned (2)			Third Party
			Third		Not	Construction		Property
		Owned	Party	Total	Managed	in Progress	Managed (3)	Management	Total	Percent

1	Texas	44		44	200,504	255,000	2,998,332		3,453,836	27.8%
2	Tennessee	17	5	22	75,000		1,278,736	252,883	1,606,619	13.0%
3	Florida	25		25	392,555		751,499		1,144,054	9.2%
4	North Carolina	14		14			724,291		724,291	5.8%
5	Virginia	13		13	698,249				698,249	5.6%
6	California	10		10	93,000		458,955		551,955	4.5%
7	Pennsylvania	7		7	437,601		63,914		501,515	4.0%
8	Arizona	9	1	10			382,338	59,106	441,444	3.6%
9	Illinois	4		4	115,100	100,000	142,955		358,055	2.9%
10	Alabama	6		6	327,535				327,535	2.6%
11	Michigan	8		8	121,672		199,749		321,421	2.6%
12	Indiana	4		4	205,499		102,566		308,065	2.5%
13	Hawaii	3		3		133,000	173,502		306,502	2.5%
14	Washington	4		4	91,561		141,058		232,619	1.9%
15	Missouri	5		5	13,478		174,248		187,726	1.5%
16	District of Columbia	2		2			182,836		182,836	1.5%
17	Iowa	5		5	179,431				179,431	1.4%
18	Colorado	2		2			161,099		161,099	1.3%
19	Louisiana	2		2			133,211		133,211	1.0%
20	Mississippi	1	1	2			58,036	39,648	97,684	0.8%
21	Maryland	2		2			94,664		94,664	0.8%
22	Massachusetts	2		2	84,242				84,242	0.7%
23	Georgia	3		3	78,779				78,779	0.6%
24	Kansas	1		1			70,908		70,908	0.6%
25	Oregon	1		1			62,246		62,246	0.5%
26	Nevada	2		2	31,026		16,878		47,904	0.4%
27	South Carolina	1		1			39,801		39,801	0.3%
28	Arkansas	1		1	11,963				11,963	0.1%

Total Properties / Square Feet		198	7	205	3,157,195	488,000	8,411,822	351,637	12,408,654	100.0%

B)	By Facility Type

	Owned				Third Party
	Not	Construction		Total	Property
	Managed	in Progress	Managed (3)	Owned	Management	Total	Percent

Medical Office	867,068	488,000	7,757,788	9,112,856	351,637	9,464,493	76.3%
Physician Clinics	735,894		283,328	1,019,222		1,019,222	8.2%
Specialty Inpatient	863,694			863,694		863,694	7.0%
Other	498,293			498,293		498,293	4.0%
Ambulatory Care/Surgery	133,067		302,604	435,671		435,671	3.5%
Specialty Outpatient	59,179		68,102	127,281		127,281	1.0%

Total Square Feet	3,157,195	488,000	8,411,822	12,057,017	351,637	12,408,654	100.0%

Percent of Total Square Footage	25.4%	3.9%	67.8%	97.1%	2.9%	100.0%

Total Number of Properties	68	4	126	198	7	205

C)	By Occupancy

									% of Total
		Medical	Physician	Ambulatory	Specialty	Specialty			Square
Occupants Greater than 1%		Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other	Total	Feet

1	Baylor Health Care System	788,614	67,652					856,266	7.1%
2	Healthsouth					643,383		643,383	5.3%
3	Carolinas Healthcare System	568,687						568,687	4.7%
4	HCA	30,495	235,600	8,749			16,400	291,244	2.4%
5	Ascension Health Care System	202,059						202,059	1.7%
6	OrthoIndy		58,474			117,525		175,999	1.5%
7	Melbourne Internal Medicine Assocs		134,520					134,520	1.1%

	All Other Occupants Less than 1%	7,523,001	522,976	426,922	127,281	102,786	481,893	9,184,859	76.2%

Total Square Feet		9,112,856	1,019,222	435,671	127,281	863,694	498,293	12,057,017	100.0%

(1)	Mortgage notes, investments in joint ventures and assets classified as held for sale are excluded.

(2)	Approximately 66% of the portfolio is considered to be located on or adjacent to a hospital campus.

(3)	The owned and managed portfolio, excluding third party managed properties, consists of 1,490 leases with an average of 4,163 square feet per lease.

Healthcare Realty Trust Incorporated	Page 8 of 9
Supplemental Information
Three Months Ended June 30, 2009

(7) LEASE MATURITY SCHEDULE (1)

	Annualized			Average
	Minimum	Number of	Percentage	Square Feet
	Rents (2)	Leases	of Revenues	Per Lease

2009	$15,207	176	7.8%	4,481 (3)
2010	25,037	285	12.9%	3,930
2011	29,480	268	15.2%	4,211
2012	23,478	190	12.1%	5,064
2013	30,733	184	15.8%	6,761
2014	15,957	115	8.2%	5,862
2015	6,972	46	3.6%	7,352
2016	8,231	25	4.2%	12,035
2017	13,249	33	6.8%	20,455
Thereafter	25,943	122	13.4%	10,438

(1)	Mortgage notes receivable, investments in unconsolidated joint ventures and assets classified as held for sale are excluded.

(2)	Represents the annualized minimum rents on leases in place, excluding the impact of renewals, future step-ups in rent, or sponsor support payments under property operating agreements.

(3)	Based on square footage, the lease expirations in 2009 are approximately 23% master leases and 77% multi-tenant leases. Of the multi-tenant leases expiring, approximately 84% of the square footage is on-campus and approximately 33% of the square footage represents maturing five-year leases with major hospital tenants.
(8)	UNCONSOLIDATED JOINT VENTURES

Utah
HR Ownership %	10%
HR Investment in JV, net (1)	$1,231
Income recorded by HR (2)	$72
Facility type	OTH
Total unconsolidated assets of JV (3)	$34,669
Total unconsolidated debt of JV (3)	$32,132
Total unconsolidated equity of JV (3)	$2,537

(1)	Investment at June 30, 2009. The Company’s investment is accounted for under the cost method.

(2)	Included in “Interest and other income, net” on the Company’s Condensed Consolidated Statement of Income for the three months ended June 30, 2009.

(3)	Unaudited information provided by the joint venture.

Healthcare Realty Trust Incorporated	Page 9 of 9
Supplemental Information
Three Months Ended June 30, 2009